                                                                    EXHIBIT 10.9





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                          REGISTRATION RIGHTS AGREEMENT



                                     between



                                    CTI, INC.



                                       and



                       FIRST UNION CAPITAL PARTNERS, INC.





                         Dated as of September 30, 1999





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


                                TABLE OF CONTENTS


                                                                                                 Page No.
                                                                                                 --------
SECTION 1.  Definitions..........................................................................   1
SECTION 2.  Securities Subject to this Agreement.................................................   2
SECTION 3.  Demand Registration..................................................................   3
SECTION 4.  Piggy-Back Registration..............................................................   5
SECTION 5.  Form S-3 Registration................................................................   5
SECTION 6.  Holdback Agreements..................................................................   6
SECTION 7.  Registration Procedures..............................................................   7
SECTION 8.  Registration Expenses................................................................  11
SECTION 9.  Indemnification; Contribution.......................................................   11
SECTION 10. Rules 144 and 144A..................................................................   14
SECTION 11. Limitation on Registration Rights of Others.........................................   15
SECTION 12. Miscellaneous.......................................................................   15


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT is dated as of September 30, 1999 (this "Agreement"), by and between CTI, INC., a Tennessee corporation (the "Company"), and FIRST UNION CAPITAL PARTNERS, INC., a Virginia corporation (together with its successors and assigns, "FUCP"):

                              Statement of Purpose

         Pursuant to a Securities Purchase Agreement, dated as of the date hereof, between the Company and FUCP (the "Securities Purchase Agreement"), the Company issued to, FUCP shares of its Series A Redeemable Preferred Stock and Series B Convertible Preferred Stock (the "Series B Preferred Stock") and a Common Stock Purchase Warrant to purchase shares of the Common Stock of the Company. FUCP has requested, as a condition precedent tots entering into the Securities Purchase Agreement, that the Company provide, and the Company has agreed to provide, to FUCP certain registration rights with respect to the Registrable Securities (as hereinafter defined) owned by FUCP.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. For the purposes of this Agreement, in addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth below:

         "Approved Underwriter" shall have the meaning assigned thereto in
Section 3(d) hereof.

         "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

         "Common Stock" means the Common Stock, par value $0.01 per share, as described in the Restated Charter of the Company as in effect on the date hereof, and any other capital stock into which such Common Stock is reclassified or reconstituted.

         "Company Underwriter" shall have the meaning assigned thereto in
Section 4 hereof.

         "Demand Registration" means a demand registration requested by the Requesting Holders pursuant to Section 3 hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holders' Counsel" shall have the meaning assigned thereto in Section 7(a)(i) hereof.

         "Initial Public Offering" means the initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

         "Inspector" shall have the meaning assigned thereto in Section 7(a)(viii) hereof.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "Records" shall have the meaning assigned hereto in Section 7(a)(viii) hereof.

         "Registration Expenses" shall have the meaning assigned thereto in
Section 8.

         "Registrable Securities" means all shares of Common Stock now or hereafter acquired by any party hereto (including pursuant to Section 12(f)) or its successors or assigns, whether pursuant to conversion or exercise of securities convertible into Common Stock or options, warrants or other rights to subscribe for Common Stock or otherwise, including shares of Common Stock issued upon conversion of the Series B Preferred Stock and exercise of the Warrant, and any other common equity securities of the Company issued in exchange for, upon a reclassification of, or in a distribution with respect to, the Common Stock.

         "Requesting Holders" means the holders of at least a majority of the Registrable Securities.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Warrant" means any Warrant issued to FUCP pursuant to the Securities Purchase Agreement.

         SECTION 2. Securities Subject to this Agreement.

         (a) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective registration statement or (ii) the entire amount of Registrable Securities proposed to be sold in a single sale are, or in the opinion of counsel reasonably satisfactory to the Company may be, distributed to the public in such single sale pursuant to Rule 144 (or any successor provision then in force) under the Securities Act.

         (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option, warrant or other right to purchase, or a security convertible into, Registrable Securities, whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option, warrant or other right or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

         SECTION 3. Demand Registration.

         (a) Demand Registration. The Requesting Holders may, at any time after the earlier of (i) the Initial Public Offering or (ii) September 30, 2003, make a written request for registration of Registrable Securities under the Securities Act, and under the securities or blue sky laws of any jurisdiction reasonably designated by such holders; provided, that (A) subject to Section 3(c) below, the Company will not be required to effect more than two registrations at the request of the Requesting Holders pursuant to this Section 3(a), (B) the Company will not be required to effect such registration within the period beginning sixty (60) days prior to the date the Company in good faith expects to file a registration statement on its behalf covering a firm commitment underwritten public offering and ending one hundred eighty (180) days after the effective date of such registration statement (but in no event shall the period of time for which any demand registration is delayed under this clause (B) exceed two hundred forty (240) days and the Company shall give the Requesting Holders prompt notice of its expectation to file a registration statement and any change in such expectation), (C) the Company will not be required to effect such registration if in the good faith opinion of the Board of Directors such registration would be detrimental to the Company and its shareholders (but the Board of Directors may in no event make such determination more than one time hereunder and may delay such registration for a period not to exceed six (6) months), (D) the Company will not be required to effect such registration if in the good faith opinion of the Requesting Holders at the time of such request, the aggregate gross proceeds from the sale of the Registrable Securities to which the request relates shall not be equal to or greater than $1,000,000, and (E) the Company will not be required to effect such registration if such request is made more than five (5) years after the Initial Public Offering.

         (b) Company Obligation to Register. Each request for a Demand Registration pursuant to Section 3(a) shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is reasonably desired. Upon a request for a Demand Registration, the Company shall (i) promptly and in any event at least 30 days prior to the filing date, give written notice of such request to all other holders of Registrable Securities and Common Stock (other than Registrable Securities) (who shall, subject to subsection (c) hereof, be entitled to participate in such registration on the same basis as the Requesting Holders if such other holders respond in writing within 20 days of receipt of such notice), and (ii) with reasonable promptness and in any event not later than ninety (90) days after the Company's receipt of such request, file a registration statement with the Commission relating to such Registrable Securities and Common Stock (other than Registrable Securities) as to which such request for a Demand Registration relates and use its best efforts to cause all Registrable Securities and Common Stock (other than Registrable Securities) that such other holders have requested to be registered to be registered under the Securities Act. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for a period of not less than 12 months or such shorter period which will terminate when all Registrable Securities and Common Stock (other than Registrable Securities) covered by such Registration Statement (A) have been sold (but not before the expiration of the ninety (90) day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), or (B) may, in the opinion of, counsel reasonably satisfactory to the Company, be distributed to the public in a single sale pursuant to Rule 144 (or any successor provision then in force) under the Securities Act. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such Demand Registration becomes effective.

         (c) Underwriting Procedures. If the Requesting Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(d). In such event, if the Approved Underwriter advises the Company, which advice shall be confirmed in writing, that in its opinion marketing considerations require a limitation on the number of securities to be sold, the Company shall include in such registration only the number of Registrable Securities which, in the good faith opinion of such Underwriter, can be sold, selected in the following order:

                  (i) first, the Registrable Securities requested to be included by the Requesting Holders;

                  (ii) second, the Registrable Securities requested to be included by the other holders of Registrable Securities, pro rata, based on the number of Registrable Securities requested to be included by each such holder; and

                  (iii) third, the Common Stock requested to be included by holders of Common Stock (other than Registrable Securities), pro rata, based on the shares of Common Stock requested to be included by each such holder.

         To the extent Registrable Securities held by the Requesting Holders are excluded from the offering to be made pursuant to the Demand Registration requested by the Requesting Holders, then the Requesting Holders shall have the right to one additional Demand Registration under this Section 3 with respect to any remaining Registrable Securities.

         (d) Selection of Underwriters. In connection with requesting a Demand Registration of Registrable Securities pursuant to Section 3(a), the Requesting Holders may select and obtain an investment banking firm of first class national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided that the Approved Underwriter shall, in any case, be acceptable to the Company in its reasonable judgment.

         SECTION 4. Piggy-Back Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account, or an offering for the account of any stockholder of the Company or any group of such stockholders (other than a registration statement on Form S-4 or S-8 or any successor forms or any other forms not available for registering capital stock for sale to the public), then the Company shall give written notice of such proposed filing to each holder of Registrable Securities at least 30 days before the filing date, and such notice shall describe in detail the proposed registration and distribution (including whether the offering will be underwritten and those jurisdictions where registration under the securities or blue sky laws is intended) and offer such holder the opportunity to register the number of Registrable Securities as such holder may request. The Company shall use its best efforts, within 10 days of the notice provided for in the preceding sentence, to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit the holders of Registrable Securities who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein, including execution of an underwriting agreement in customary form. The Company shall pay all Registration Expenses in connection with such registration statement, but each holder of Registrable Securities shall be responsible for his, her or its proportionate share of underwriting discounts and commissions. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the holders of Registrable Securities that marketing considerations require a limitation on the number of securities to be sold, the Company shall include in such registration only that number of Registrable Securities which, in the good faith opinion of the Company Underwriter, can be sold, selected in the following order (except in connection with a Demand Registration, which priority shall be governed by Section 3):

                  (i) first, the securities to be sold by the Company for its own account;

                  (ii) second, the Registrable Securities requested to be included by FUCP;

                  (iii) third, the Registrable Securities requested to be included by the other holders of the Registrable Securities, pro rata, based on the number of Registrable Securities requested to be included by each such holder; and

                  (iv) fourth, the Common Stock to be sold by any other stockholder or group of stockholders.

         SECTION 5. Form S-3 Registration.

         (a) Requests for Registration, on Form S-3. After the Initial Public Offering, the Company shall use its best efforts to qualify to register securities on Form S-3 (or any successor to such form). After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, any holder of at least fifteen percent (15%) of the Registrable Securities shall have the right to request the registration of any such Registrable Securities on Form S-3. All such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such holder or holders; provided, that the Company shall not be required to effect a registration pursuant to this Section 5(a) unless the holders of Registrable Securities requesting registration propose to dispose of shares of Registrable Securities having an aggregate price to the public (before deducting underwriting discounts and expenses of sale) of at least $1,000,000 and the Company shall not be required to effect more than two such registrations per calendar year. If the Company shall receive from a holder of Registrable Securities a written request that the Company effect a registration on Form S-3 pursuant to this Section 5(a), the Company shall (i) promptly give written notice of the proposed registration to all other holders of Registrable Securities and (ii) use its best efforts to effect as quickly as is reasonably practicable the registration of the Registrable Securities specified in such request, together with the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company. No registration effected pursuant to this
Section 5 shall be counted as a Demand Registration for purposes of Section 3, but the Company may effect a Demand Registration on Form S-3, and such Demand Registration shall be effected in accordance with Section 3.

         (b) Underwriting Procedures. If the holder of Registrable Securities requesting registration on Form S-3 so elects, the offering of such Registrable Securities pursuant to a registration effected pursuant to Section 5(a) shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be an Approved Underwriter selected by such holder in the same manner as described in
Section 3(d). In such event, if the Approved Underwriter advises the Company, which advice shall be confirmed in writing, that in its opinion marketing considerations require a limitation on the number of securities to be sold, then the Company shall include in such registration only the number of Registrable Securities which, in the good faith opinion of such Approved Underwriter, can be sold, selected in the following order:

                  (i) first, the Registrable Securities requested to be included by FUCP;

                  (ii) second, the Registrable Securities requested to be included by the other holders of Registrable Securities, pro rata, based on the number of Registrable Securities requested to be included by each such holder; and

                  (iii) third, the Common Stock to be sold by any other stockholder or group of stockholders.

         SECTION 6. Holdback Agreements.

         (a) Restrictions on Public Sale by Holders. In order to participate in a registration effected hereby, to the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the period beginning on the filing of such registration statement and ending on the later of (i) ninety (90) days after the effective date of such registration statement or the commencement of a public distribution of the Registrable Securities pursuant to such registration statement or (ii) the expiration of any lock-up period required by the underwriters.

         (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor to such forms or any other forms not available for registering capital stock for sale to the public) during the period beginning on the filing of any registration statement in which the holders of Registrable Securities are participating and ending on the later of (i) ninety (90) days after the effective date of any such registration statement and (ii) the expiration of any lock-up period required by the underwriters.

         SECTION 7. Registration Procedures.

         (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Sections 3, 4 or 5 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as. quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                  (i) prepare and file with the Commission (as promptly as practicable, but in any event not later than ninety (90) days after receipt of a request to file a registration statement with respect to Registrable Securities) a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide counsel selected by the holders of a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, which documents shall be subject to the review of Holders' Counsel, and (B) notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 12 months or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the ninety (90) day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as it is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests, and to continue such qualification in effect in such jurisdictions for as long as is permissible pursuant to the laws of such jurisdictions, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company shall not be obligated to effect, or take any action to effect, any such registration or qualification in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration or qualification unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                  (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                  (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                  (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Sections 3, 4 or 5) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records; pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. The Records shall not be disclosed by the Inspectors (except to any other Inspector) unless (A) the disclosure of the Records is necessary to avoid or correct a misstatement or omission in the registration statement or to confirm that no such misstatement or omission has been made, (B) the release of the Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (C) the disclosure of the Records is necessary, in the good faith judgment of any Inspector, to exercise any inspector's due diligence defense under Section 11(b) of the Securities Act (or any similar defense under, any other law) or (D) the information in the Records has been made generally available to the public or is required to be filed with, or made available as supplemental information to, the Commission. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (ix) if such sale is pursuant to an underwritten offering, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters and as Holders' Counsel or the managing underwriters reasonably request;

                  (x) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller or underwriters may reasonably request and are customarily included in such opinions;

                  (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11
(a) of the Securities Act;

                  (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; provided, that the applicable listing requirements are satisfied;

                  (xiii) keep each seller of Registrable Securities advised in writing as to the initiation and progress of any registration under Sections 3, 4 or 5 hereunder;

                  (xiv) provide officers' certificates and other customary closing documents;

                  (xv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                  (xvi) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and cooperate with the holders of such Registrable Securities to facilitate the disposition of such Registrable Securities pursuant thereto.

         (b) Seller Information. The Company shall be entitled to require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

         (c) Notice to Discontinue. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(vi), such holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(vi) and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which 'such registration statement shall be maintained effective pursuant to this Agreement (including without limitation the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a)(vi) to and including the date when the holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(vi).

         SECTION 8. Registration Expenses.

         (a) The Company shall pay all expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Agreement, including without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, engraving, messenger and delivery expenses and (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including without limitation any fees and expenses in connection with any "cold comfort" letters and any special audits incident to or required by any registration or qualification) regardless of whether such registration statement is declared effective (collectively, "Registration Expenses").

         (b) The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each inter-dealer quotation system in which securities of the same class are then traded, and rating agency fees.

         (c)      In connection with each registration requested pursuant to
Section 3 of this Agreement, the Company will reimburse FUCP for the reasonable fees and disbursements of its counsel.

         SECTION 9. Indemnification; Contribution.

         (a) Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, employees and agents and each Person who controls (within the meaning of the Securities Act or the Exchange
Act) such holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and, subject to Section 9(c) hereof, reasonable fees, disbursements and other charges of legal counsel) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         (b) Indemnification by Holders. In connection with any registration statement in which a holder of Registrable Securities is participating pursuant to Sections 3, 4 or 5 hereof, each such holder shall furnish to the Company in writing such information with respect to such holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each holder agrees to indemnify, to the extent permitted by law, the Company and any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the holders, but only with respect to any such information furnished in writing by such holder expressly for use in such registration statement. Notwithstanding the provisions of this Section 9(b), a holder of Registrable Securities shall not be required to pay any indemnification in an amount in excess of the net proceeds received by such holder in the offering to which such registration statement relates.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Parry") agrees to give prompt written notice to any party with indemnification obligations hereunder (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder, unless (and then solely to the extent that) the Indemnifying Party is materially prejudiced thereby. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate legal counsel in any such action and participate in the defense thereof, but the fees, disbursements and other charges of such legal counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with legal counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such legal counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same legal counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

         (d)      Contribution. If the indemnification provided for in this
Section 9 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 9(a), 9(b) and 9(c), any fees, charges or expenses (including fees, disbursements and other charges of legal counsel) reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9(d), a holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such holder in the offering to which such registration statement relates exceeds the amount of any damages that such holder has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

         (e) Survival. The indemnity and contribution covenants contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of a holder or any person controlling a holder, (ii) any sale of any Registrable Securities pursuant to this Agreement and receipt by the holders of the proceeds thereof, or (iii) any termination of this Agreement for any reason, including after the initial filing of the registration statement to which these indemnity and contribution covenants relate.

         SECTION 10. Rules 144 and 144A. The Company covenants that it shall duly and timely file any reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and that it shall take such further action as each holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the

Securities Act), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A under the Securities Act, as such rules may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any holder of Registrable Securities, deliver to such holder a written statement as to whether it has complied with such requirements. Without limiting the foregoing, the Company agrees that it will:

         (a) if required by law, maintain a registration statement (containing such information and documents as the Commission shall specify) with respect to the Common Stock under Section 12 of the Exchange Act and will timely file such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to said Section 12;

         (b) if a registration statement with respect to the Common Stock under Section 12 is effective, or if required by Section 15(d) of the Exchange Act, make whatever filings with the Commission or otherwise make generally available to the public such financial and other information as may be necessary to enable the holders of Registrable Securities to be permitted to sell shares of such Registrable Securities pursuant to the provisions of Rule. 144 or 144A promulgated under the Securities Act (or any successor rule or regulation thereto); and

         (c) at any time when any holder of Registrable Securities desires to make sales of any Registrable Securities in reliance on Rule 144A under the Securities Act (or any successor rule or regulation), provide such holder and any prospective purchaser therefrom with the information required by Rule 144A and otherwise cooperate with the holder in connection with such sale.

         The Company represents and warrants that any registration statement or any information document or report filed with the Commission in connection with the foregoing or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the seller of Registrable Securities, its partners, officers, directors, employees and agents and, to the extent they have a claim against any of the foregoing or any person, firm or corporation controlling (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such seller, each broker, dealer or underwriter (within the meaning of the Securities Act) acting for any such seller in connection with any offering or sale by such seller of Registrable Securities or any person, firm or corporation controlling (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such seller and any such broker, dealer or underwriter from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 9 of this Agreement.

         SECTION 11. Limitation on Registration Rights of Others. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. The Company covenants and agrees that, so long as any Person holds any Registrable Securities in respect of which any registration rights provided for in Section 3 of this Agreement remain in effect, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of rights of registration in the nature or substantially in the nature of those set forth in Section 3 of this Agreement without the consent of the Holders of a majority of the Registrable Securities then entitled to request a Demand Registration.

         SECTION 12. Miscellaneous.

         (a) Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

         (b) No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the designated holders of the Registrable Securities in this Agreement.

         (c) Remedies. The holders of the Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

         (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of the holders of at least a majority of the. Registrable Securities.

         (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, recognized overnight courier service or personal delivery:

         (i)      if to the Company:

                  CTI, Inc.
                  810 Innovation Drive
                  Knoxville, Tennessee 37932
                  Attention:        Michael K. Templin
                  Telecopy:         (423) 675-3048

         (ii)     if to FUCP:

                  One First Union Center
                  301 S. College St., 5th Floor
                  Charlotte, North Carolina 28288-0732
                  Attention:        Frederick W. Eubank, II
                                    D. Neal Morrison
                  Telecopy:         (704) 374-6711

         (iii)    if to any other holder of Registrable Securities:
                  The most recent address of such holder shown in the Company's record of securityholders

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged if telecopied.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the registration rights and the other obligations of the Company contained in this Agreement shall with respect to any Registrable Security be automatically transferred to any subsequent holder, subject to the provisions of the Shareholders Agreement, dated the date hereof, among the Company and certain of its shareholders, of Registrable Securities (excluding any person who acquires such securities in a transaction with respect to which a registration statement under the Securities Act is effective at the time or pursuant to a sale complying with Rule 144 under the Securities Act). Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all transferees.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the principles of conflicts of law of such state.

         (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the holders of Registrable Securities shall be enforceable to the fullest extent permitted by law.

         (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first above written.

                                  CTI, INC.


                                  By:      /s/ Terry D. Douglas
                                     -------------------------------------------
                                        Terry D. Douglass
                                        President



                                  FIRST UNION CAPITAL PARTNERS, INC.


                                  By:      /s/ D. Neal Morrison
                                     -------------------------------------------
                                        D. Neal Morrison
                                        Senior Vice President